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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):      March 5, 1998
                                                       ---------------------

                               HICKORY TECH CORPORATION
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                (Exact name of registrant as specified in its charter)



          Minnesota                    0-13721                41-1524393
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)




221 East Hickory Street, P.O. Box 3248, Mankato, MN                   56002-3248
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(Address of principal executive offices)                              (Zip code)




Registrant's telephone number including area code          (800) 326-5789
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 5, 1998, the Registrant notified Olsen, Thielen & Co., Ltd. of their dismissal as the Registrant's certifying accountants effective April 13, 1998. On February 25, 1998, the Audit Committee of the Board of Directors of the Registrant approved this action. During the Registrant's two most recent fiscal years and through March 5, 1998, there were no disagreements with Olsen, Thielen & Co., Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olsen, Thielen & Co., Ltd., would have caused that firm to make reference to the subject matter of the disagreement in connection with its report. Olsen, Thielen & Co., Ltd.'s report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years and through March 5, 1998, there were no reportable events (as described in Regulation S-K Item 304(a)(1)(v)). The Registrant has provided Olsen, Thielen & Co., Ltd. with a copy of the disclosures contained herein and has requested that Olsen, Thielen & Co., Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Olsen, Thielen & Co., Ltd. letter dated March 11, 1998 is filed as Exhibit 16 to this Form 8-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 11, 1998
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                             HICKORY TECH CORPORATION

                             By     /s/ Robert D. Alton, Jr.
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                                 Robert D. Alton, Jr., Chief Executive Officer



                             By    /s/ David A. Christensen
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                                  David A. Christensen, Chief Financial Officer




                               HICKORY TECH CORPORATION

                                    EXHIBIT INDEX
                                        to
                              Form 8-K Current Report
                      (Date of Event Reported: March 5, 1998)


Exhibit No.                        Document Description
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16.       Letter of Olsen, Thielen & Co., Ltd. to the Securities and Exchange
          Commission.